Virtus Seix Tax-Exempt Bond Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated March 22, 2024, to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus pertaining to the Fund, each dated January 29, 2024, as supplemented

Important Notice to Investors

The table showing Average Annual Total Returns and the paragraph immediately after the table in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, are hereby replaced in their entirety with the following:

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	4.96%	1.82%	2.51%
Return After Taxes on Distributions	4.96%	1.76%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	2.00%	2.58%
Class A Shares
Return Before Taxes	1.82%	1.00%	1.96%
Class C Shares
Return Before Taxes	3.92%	0.80%	1.48%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	3.03%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofA 1-22 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	5.65%	2.24%	2.77%

Effective March 22, 2024, the Fund’s broad-based benchmark is the Bloomberg Municipal Bond Index replacing the Bloomberg U.S. Aggregate Bond Index. The Bloomberg Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market and is more closely matched to the Fund’s principal investment strategy. Effective February 1, 2021, the ICE BofA 1-22 Year U.S. Municipal Securities Index is the Fund’s style-specific benchmark. The ICE BofA 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The indexes are calculated on a total return basis, are unmanaged, and are not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/Seix TEB Benchmark Change (3/2024)